KEMPER FUNDS TRUST
                        KEMPER LARGE COMPANY GROWTH FUND
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 2000

The following disclosure replaces the second paragraph of the section entitled "Investment Policies and Techniques" in the currently effective Statement of Additional Information:

General. Kemper Research Fund and Kemper Small Cap Value+Growth Fund are each a diversified series of shares of beneficial interest of Kemper Funds Trust (the "Trust"), an open-end, registered management investment company. Kemper Large Company Growth Fund is a non-diversified series of shares of beneficial interest of the Trust.

The following disclosure supplements the section entitled "Investment Policies and Techniques" in the currently effective Statement of Additional Information:

Non-Diversified Investment Company. Kemper Large Company Growth Fund is classified as non-diversified under the "1940 Act," which means that the Fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer. As a "non-diversified" investment company, the Fund may be subject to greater market and credit risk than a more broadly diversified portfolio. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. The Fund will, however, be subject to the diversification requirements imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").







May 1, 2000